Exhibit 10.169

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

23HUNDRED, LLC

This AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “Agreement”) of 23HUNDRED, LLC, a Delaware limited liability company (the “Company”), is effective as of December 31, 2014.

1.          Formation. The Company has been formed as a single member limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C § 18-101, et seq., as it may be amended from time to time (the “Act”), by the filing of the Certificate of Formation of the Company (the “Certificate”) with the Secretary of State of the State of Delaware on September 21, 2012. The rights and obligations of the Member (as defined below) and the administration and termination of the Company shall be governed by this Agreement and the Act. In the event of any inconsistency between any terms and conditions contained in this Agreement and any non-mandatory provisions of the Act, the terms and conditions contained in this Agreement shall govern.

2.          Name. The name of the Company is “23Hundred, LLC”

3.          Member. BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company (the “Member”) is the sole member of the Company.

4.          Registered Office and Agent. The registered office and registered agent of the Company in the State of Delaware shall be as the Company designates on its. Certificate of Formation filed with the Secretary of State of the State of Delaware, as such Certificate may be amended from time to time. The Company may have such other offices as the Member may designate from time to time. The mailing address and principal business office of the Company shall be c/o Bluerock Real Estate, LLC, 712 Fifth Avenue, 9th Floor, New York, New York 10019.

5.          Purpose. The purpose of the Company is to engage in any and all lawful businesses or activities in which a limited liability company may be engaged under applicable law.

6.          Management. The Member shall be authorized to make all decisions and to take all actions it determines necessary, advisable or desirable relating to the business, affairs, investments, and properties of the Company including, without limitation, the formation of or investment in such subsidiary or affiliate companies of the Company as it determines advisable or desirable. Further, the Member shall cause the Company to comply with the Lender Requirements set forth on Exhibit A attached hereto and by reference made a part hereof.

7.          Officers. The Member may delegate its authority to act on behalf of the Company and to manage the business affairs of the Company to one or more officers of the Company appointed by the Member. The Member may from time to time create offices of the Company, designate the powers that may be exercised by such office, and appoint, authorize and empower any person as an officer of the Company (“Officer”) to direct such office. The offices of the Company and the Officers of the Company serving in such offices are set forth on Annex 1 which is attached hereto and made a part hereof. The Member may remove any Officer at any time and may create, empower and appoint such other Officers of the. Company as the Member may deem necessary or advisable to manage the day-to-day business affairs of the Company. To the extent delegated by the Member, the Officers shall have the authority to act on behalf of, bind and execute and deliver documents in the name of and on behalf of the Company. No such delegation shall cause the Member to cease to be a member. Except as otherwise expressly provided in this Agreement or required by any non-waivable provision of the Act or other applicable law, no person other than the Member and such Officers designated by the Member shall have any right, power, or authority to transact any business in the name of the Company or to act for or on behalf of or to bind the Company.

8.          Capital Contributions. The Member may make capital contributions to the Company from time to time, but shall not be required to make any capital contributions.

9.          Allocations; Distributions. Each item of income, gain, loss, deduction and credit of the Company shall be allocated 100% to the Member and will be recorded by the Member directly. Each distribution of cash or other property by the Company shall be made 100% to the Member. Distributions shall be made to the Member at the times and in the amounts determined by the Member. For so long as the Company has one (1) member, the Company shall be, solely for tax purposes, disregarded as a separate entity, and all Company assets will be reflected on the Member’s balance sheet.

10.         Limited Liability of the Member. The Member shall have no liability for obligations or liabilities of the Company unless such obligations or liabilities are expressly assumed by the Member in writing.

11.         Indemnification. The Member and each person who is or has agreed to become an Officer of the Company, or each such person who serves or has agreed to serve at the request of the Company as a director or officer of another corporation, limited liability company, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Company to the fullest extent permitted by the Act or any other applicable laws as now or hereafter in effect. The right to indemnification conferred in this Section 11 shall include the right to be paid by the Company the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition. Without limiting the generality or effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Section 11. Notwithstanding the foregoing, this indemnity shall not apply to actions brought or threatened by an Officer or which constitute simple negligence (except as provided in the succeeding sentence), gross negligence, willful misconduct or bad faith, or involving a breach of this Agreement. This indemnity shall apply to actions constituting simple negligence, but only to the extent that the Company actually receives payment of the proceeds of insurance covering the liability of the Company for such negligence. The Company may purchase and maintain insurance to protect itself, the Member and any Officer, employee or agent of the Company, whether or not the Company would have the power to indemnify such party under this Section 11. This indemnification obligation shall be limited to the assets of Company and no Member shall be required to make a capital contribution in respect thereof.

12.         Dissolution. The Company shall dissolve and its business and affairs shall be wound up upon the written consent of the Member or the entry of a decree of judicial dissolution under § 18-802 of the Act. Upon the dissolution of the Company, the affairs of the Company shall be liquidated forthwith. The assets of the Company shall be used first to pay or provide for the payment of all of the debts of the Company, with the balance being distributed to the Member.

13.         Assignment. The Member may assign in whole or in part its limited liability company interest in the Company.

14.         Admission of Additional Members. The Member may admit additional members in its discretion.

15.         Amendment. This Agreement may be amended or modified from time to time only by a written instrument executed by the Member.

16.         No Third-Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member.

17.         GOVERNING LAW.     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

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SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement as of the date first written above.

MEMBER:

BR STONEHENGE 23HUNDRED JV, LLC, a Delaware limited liability company, its Sole Member

By:	BR Berry Hill Managing Member, LLC, a Delaware limited liability company, its Member and Manager

	By:	BEMT Berry Hill, LLC, a Delaware limited liability company, its Member and Manager

		By:	Bluerock Residential Holdings, LP, a Delaware limited partnership, as its Member

			By:	Bluerock Residential Growth REIT, Inc., a Maryland corporation, its General Partner

				By:	/s/ Michael L. Konig
Michael L. Konig, Senior Vice President and Chief Operating Officer

EXHIBIT A

LENDER REQUIREMENTS

1.            General. Notwithstanding anything in this Agreement to the contrary, unless and until that certain loan (the “Loan”) from Fifth Third Bank (together with its successors and assigns, the “Lender”) to the Company, in the original principal amount of $23,569,000.00 dated October 12, 2012, evidenced and secured by certain loan documents (“Loan Documents”) including, without limitation, a deed of trust (the “Loan Documents”) encumbering the real property commonly known as 23Hundred At Berry Hill located at 2300 Franklin Pike, Nashville Davidson County, Tennessee, together with related personal property (collectively, the “Property”), has been paid in full in accordance with the terms and provisions of such Loan Documents and other Loan Documents, the following provisions apply:

2.            Limited Purpose. The Company is organized solely to acquire, improve, lease, operate, manage, own, hold for investment and sell or otherwise dispose of the Property and to engage in any and all other activities as may be necessary in connection with the foregoing. The Company shall engage in no other business, it shall have no other purpose, it shall not own or acquire any real or personal property or in the furtherance of the purposes of the Company as stated herein, and it shall not incur, create, or assume any indebtedness or liabilities, secured or unsecured, direct or contingent, other than (i) the Loan and (ii) unsecured indebtedness that represents trade payables or accrued expenses occurring in the normal course of business of owning and operating the Property.

3.            Prohibited Actions. The Company shall not:

(a)          take any “Bankruptcy Action” which is defined as:

(i)          Commencing any case, proceeding or other action on behalf of the Company or otherwise seek relied under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors;

(ii)         Instituting proceedings to have the Company adjudicated as bankrupt or insolvent;

(iii)        Consenting to the institution of bankruptcy or insolvency proceedings against the Company;

(iv)        Filing a petition or consenting to a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief of its debts on behalf of the Company under any federal or state law relating to bankruptcy;

(v)         Seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official of the Company or a substantial portion of its assets or properties;

(vi)        Admitting in writing the Company’s inability to pay debts generally as they become due;

(vii)       Making any assignment for the benefit of the Company’s creditors; or

(viii)      Taking any action in furtherance of the foregoing.

(b)          dissolve, liquidate or terminate in whole or in part, or consolidate with or merge into any person or entity, or sell, transfer or otherwise dispose of or encumber all or substantially all of its assets, or change its legal structure;

(c)          amend the Agreement, articles of organization, or any other formation or organizational document unless (i) Lender consents to such amendment and (ii) following any securitization of the Loan, the applicable rating agencies confirm in writing that such change will not result in the qualification, withdrawal or downgrade of any securities ratings;

(d)          fail to preserve its existence as an entity duly organized, validly existing and in good standing (if required) under the applicable laws of the jurisdiction of its organization or formation;

(e)          terminate or fail to comply with the provisions of its organizational documents; or

(f)          engage in any business or activity that is inconsistent with any way with the purposes of the Company as set forth above.

4.            Separateness Covenants. The Company shall at all times:

(a)          not commingle its assets with those of any other entity;

(b)          hold its assets in its own name;

(c)          conduct its own business in its own name;

(d)          maintain its bank accounts, books, records and financial statements in accordance with generally accepted accounting principles, keep such bank accounts, books, records and financial statements separate from those of any other person or entity, and not permit the listing of its assets on the financial statements of any other person or entity;

(e)          maintain its books, records, resolutions and agreements as official records;

(f)          pay its own liabilities out of its own funds;

(g)          maintain adequate capital in light of its contemplated business operations; provided, however, in no event shall any member of Company be required to contribute capital to Company in order to satisfy this provision, nor shall Company be deemed to be in violation of this provision of there is insufficient revenue from the Property to maintain the normal obligations of Company;

(h)          observe all limited liability company and other organizational formalities;

(i)          maintain an arm’s-length relationship with Affiliates and enter into transactions with Affiliates only on a commercially reasonable basis;

(j)          pay the salaries of only its own employees and maintain a sufficient number of employees in light of contemplated business operations;

(k)         not guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of others;

(l)          not acquire the obligations or securities of its Affiliates or owners, including partners, members or shareholders;

(m)        not make loans or advances to any other person or entity;

(n)         allocate fairly and reasonably any overhead for shared office space;

(o)         use separate stationery, invoices and checks;

(p)         file its own tax returns (unless prohibited by applicable laws from doing so);

(q)         not pledge its assets for the benefit of any other person or entity;

(r)          hold itself out as a separate entity, and not fail to correct any known misunderstanding regarding its separate identity;

(s)         not identify itself as a division or subsidiary or any other entity;

(t)          not maintain its assets in such a manner that will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other person or entity; and

(u)         observe the single purpose entity and separateness covenants and requirements set forth in the Loan Documents.

5.           Standards Governing Actions. To the fullest extent permitted by applicable law, the Members shall at all times take into account the interests of the Company’s creditors as well as the interests of its Members with all matters subject to the consideration of the vote of the Members.

6.           Subordination of Indemnification. Any obligations of the Company to indemnify its Members are hereby fully subordinated to its obligations respecting the Property and shall not constitute a claim against the Company in the event that cash flow in excess of amounts required to pay holders of any debt pertaining to the Property is insufficient to pay such obligations.

7.           Priority of Distributions. The Company’s assets shall be utilized at all times to satisfy fully any and all of the Company’s obligations and liabilities to Lender in accordance with the Loan Documents and other Loan Documents prior to paying or distributing any of such proceeds to satisfy other obligations or liabilities of the Company.

8.           Definitions. As used herein, the following terms shall have the meanings set forth herein:

(a)          “Affiliate” means a person or entity that directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under the common control of or with, the person or entity specified;

(b)          “control” means (i) whether directly or indirectly, ownership or control of the power to vote ten percent (10%) or more of the outstanding equity interests of any such entity, (ii) the control of any manner of the election of more than one director or trustee (or persons exercising similar functions) of such entity, or (iii) the possession of the power to direct or cause the direction of the management and/or policies of such entity, whether through the ownership of voting securities, by contract, or otherwise;

(c)          “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization of government or any agency or political subdivision thereof.

9.           Conflicting Provisions. To the extent any of the provisions of this Exhibit A conflict with any other provisions of this Agreement or any other organizational or formation document of the Company, the provisions of Exhibit A shall control.

ANNEX 1

Officers

None.